United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 23, 2010	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On November 23, 2010, Comtech Telecommunications Corp. (the “Company”) issued a press release providing updates on previously filed class action lawsuits.

The foregoing description of the press release is qualified in its entirety to the press release, a copy of which is attached hereto and incorporated by reference herein as Exhibit 99.1.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press Release, dated November 23, 2010, providing updates on previously filed class action lawsuits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMTECH TELECOMMUNICATIONS CORP.

Dated: November 23, 2010

By:	/s/ Michael D. Porcelain
Name: Michael D. Porcelain
Title: Senior Vice President and
Chief Financial Officer